UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 3, 2007


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                 001-13579                 04-2053130
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)           Identification No.)


    1855 BOSTON ROAD, WILBRAHAM, MA                             01095
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (413) 731-4000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 3.03 is incorporated by reference into this
Item 1.01.


ITEM 3.03.  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

In connection with the proposed merger of Friendly Ice Cream Corporation (the "Company") with and into Freeze Operations, Inc. ("Merger Sub"), a wholly owned subsidiary of Freeze Operations Holding Corp. ("Parent"), previously announced by the Company, the Company and The Bank of New York entered into an amendment, dated as of July 3, 2007 ("Amendment No. 2"), to the Rights Agreement, dated as of November 19, 1997, by and between the Company and The Bank of New York, as amended by Amendment No. 1 thereto (the "Rights Agreement"). Pursuant to Amendment No. 2, the definition of an Exempted Transaction in the Rights Agreement was amended to provide that Parent, Merger Sub and their respective affiliates and associates (the "Parent Group") would not become an Acquiring Person as a result of, among other things, an acquisition by Parent Group of any shares of Company common stock subject to the Stockholders Agreement, dated as of June 17, 2007, by and among Parent, The Lion Fund L.P., Biglari Capital Corp., Sardar Biglari, Western Sizzlin Corp. and Philip L. Cooley, provided the sale of such shares is permitted under such Stockholders Agreement.

The foregoing description of Amendment No. 2 does not purport to be complete, and is qualified in its entirety by reference to such amendment, a copy of which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.









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
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

    Exhibit No.                               Description
    -----------                               -----------

    Exhibit 4.1 Amendment No. 2, dated as of July 3, 2007, to the Rights Agreement, dated as of November 19, 1997, by and between Friendly Ice Cream Corporation and The Bank of New York, as amended by Amendment No. 1 to the Rights Agreement, dated as of June 17, 2007.














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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 5, 2007
                                  FRIENDLY ICE CREAM CORPORATION

                                  By: /s/ Gregory A. Pastore
                                      ----------------------------------------
                                      Gregory A. Pastore
                                      Vice President, General Counsel & Clerk


















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
                                  EXHIBIT INDEX



    Exhibit No.                               Description
    -----------                               -----------

    Exhibit 4.1 Amendment No. 2, dated as of July 3, 2007, to the Rights Agreement, dated as of November 19, 1997, by and between Friendly Ice Cream Corporation and The Bank of New York, as amended by Amendment No. 1 to the Rights Agreement, dated as of June 17, 2007.

























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